Exhibit 10.4
FORM OF
INTELLECTUAL PROPERTY MATTERS AGREEMENT
BY AND AMONG
ECHOSTAR COMMUNICATIONS CORPORATION
ECHOSTAR ACQUISITION L.L.C.
ECHOSPHERE L.L.C.
ECHOSTAR DBS CORPORATION
ECHOSTAR SATELLITE L.L.C.
ECHOSTAR INTERNATIONAL CORPORATION
EIC SPAIN SL
ECHOSTAR TECHNOLOGIES CORPORATION
ECHOSTAR ORBITAL CORPORATION
AND
ECHOSTAR HOLDING CORPORATION
DATED AS OF                      ___, 2007

FORM OF
INTELLECTUAL PROPERTY MATTERS AGREEMENT
     THIS INTELLECTUAL PROPERTY MATTERS AGREEMENT (this “Agreement”), dated as of                      ___, 2007 (the “Effective Date”), is entered into by and among EchoStar Communications Corporation (“ECC”), a Nevada corporation with its principal place of business located at 9601 South Meridian Boulevard, Englewood, CO 80112; EchoStar Acquisition L.L.C. (“Acquisition LLC”), a Colorado limited liability company with its principal place of business located at 9601 South Meridian Boulevard, Englewood, CO 80112; Echosphere L.L.C. (“Echosphere”), a Colorado limited liability company with its principal place of business located at 9601 South Meridian Boulevard, Englewood, CO 80112; EchoStar DBS Corporation (“EDBS”), a Colorado corporation with its principal place of business located at 9601 South Meridian Boulevard, Englewood, CO 80112; EchoStar Satellite L.L.C. (“Satellite LLC”), a Colorado limited liability company with its principal place of business located at 9601 South Meridian Boulevard, Englewood, CO 80112; EchoStar International Corporation (“EIC”), a Colorado corporation with its principal place of business located at 9601 South Meridian Boulevard, Englewood, CO 80112; EIC Spain SL (“EIC Spain”), a Spanish corporation with its principal place of business located at Avenida de los Pirineos 23, 28700 San Sebastián de los Reyes, Madrid, Spain; EchoStar Technologies Corporation (“ETC”), a Texas corporation with its principal place of business located at 90 Inverness Circle East, Englewood, CO 80112; EchoStar Orbital Corporation (“Orbital”), a Colorado corporation with its principal place of business located at 9601 South Meridian Boulevard, Englewood, CO 80112; and EchoStar Holding Corporation (“Company”), a Nevada corporation with its principal place of business located at 90 Inverness Circle East, Englewood, CO 80112 (collectively, the “Parties” and individually, a “Party”).
W I T N E S S E T H:
     WHEREAS, ECC is the common parent company of an affiliated group of corporations and other legal entities through which ECC operates the DISH Network, which is a leading provider of satellite delivered digital television to customers across the United States of America;
     WHEREAS, ECC, through its Affiliates, also operates a technology business, which designs and develops satellite receivers or set-top-boxes, antennae and other digital equipment for the DISH Network segment of its business and designs, develops and distributes similar equipment for international satellite service providers and other third party customers;
     WHEREAS, the Company is currently an indirectly wholly-owned subsidiary of ECC;
     WHEREAS, ECC has determined that it is in the company’s best interests to separate the Consumer Business from the Receiver Business (as such terms are defined below) through various internal corporate transactions and an external distribution of shares of the Company such that the Company would cease being a subsidiary of ECC and would be separately owned by current ECC shareholders;

     WHEREAS, after the aforementioned distribution of shares, the Company and its Affiliates would continue to conduct the Receiver Business under the brand ECHOSTAR or such other marks as the Company and its Affiliates may choose, but would exist as separate legal entities no longer controlled by ECC;
     WHEREAS, after the aforementioned distribution of shares, ECC and its remaining Affiliates would continue to conduct the Consumer Business under the brand DISH NETWORK or such other marks as ECC and its Affiliates may choose;
     WHEREAS, in furtherance of the foregoing, ECC and the Company have entered into that certain Separation and Distribution Agreement, dated as of                      ___, 2007 (the “Separation Agreement”), wherein it was agreed that certain Intellectual Property would be assigned to the Company in connection with the ECC Contribution, EDBS Contribution and the Satellite LLC Contribution (as such terms are defined in the Separation Agreement);
     WHEREAS, members of the ECC Group are currently the owners of certain right, title and interest in and to certain Intellectual Property related to the Receiver Business as described herein;
     WHEREAS, the Company desires to obtain an assignment of all right, title and interest in and to such Intellectual Property from such members of the ECC Group to the Company and ETC, which will become a subsidiary of the Company, in accordance with the terms of this Agreement;
     WHEREAS, members of the Company Group are currently the owners of certain right, title and interest in and to certain Intellectual Property related to the Consumer Business as described herein;
     WHEREAS, ECC desires to obtain an assignment of all right, title and interest in and to such Intellectual Property from such members of the Company Group to ECC in accordance with the terms of this Agreement; and
     WHEREAS, ECC and the Company wish to address other Intellectual Property issues necessary for the conduct of the Receiver Business and the Consumer Business after the Distribution Date.
     NOW, THEREFORE, in consideration of the mutual promises set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby covenant and agree as follows:
1.	Definitions. All capitalized terms used herein, but not otherwise defined herein, shall have the meaning ascribed to them in the Separation Agreement. Words in the singular shall be held to include the plural and vice versa and words of one gender shall be held to include the other genders as the context requires. The terms “hereof,” “herein,” and “herewith ” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole (including all of the Exhibits hereto) and not to any particular provision of this Agreement. Article, Section, and Exhibit references are to the Articles, Sections and Exhibits to this Agreement unless otherwise specified. The word

“including” and words of similar import when used in this Agreement shall mean “including, without limitation,” unless the context otherwise requires or unless otherwise specified. The word “or” shall not be exclusive. Unless expressly stated to the contrary in this Agreement, all references to “the date hereof,” “the date of this Agreement,” “hereby” and “hereupon” and words of similar import shall all be references to the Effective Date, regardless of any amendment or restatement hereof. For the purposes of this Agreement, the following terms shall have the meanings ascribed to them as follows:
1.1.	“Acquisition LLC Intellectual Property” shall mean those patents, patent applications, trademarks, trademark registrations and applications for trademark registration listed on Exhibit A hereto.

1.2.	“Affiliate” shall have the meaning set forth in the Separation Agreement.

1.3.	“Applicable Law” shall have the meaning set forth in the Separation Agreement.

1.4.	“Business Day” shall have the meaning set forth in the Separation Agreement.

1.5.	“Company Group” shall mean the Company, each Subsidiary of the Company and each other Person that is controlled directly or indirectly by the Company immediately after the Distribution Date.

1.6.	“Consumer Business” shall have the meaning set forth in the Separation Agreement.

1.7.	“Distribution Date” shall have the meaning set forth in the Separation Agreement.

1.8.	“ECC Contribution Date” shall mean the date the ECC Contribution is consummated.

1.9.	“ECC Group” shall mean ECC and each Person (other than any member of the Company Group) that is an Affiliate of ECC immediately after the Distribution Date.

1.10.	“ECC Intellectual Property” shall mean those patents, patent applications, trademarks, trademark registrations and applications for trademark registration listed on Exhibit B hereto.

1.11.	“Echosphere Intellectual Property” shall mean those trademarks, trademark registrations and applications for trademark registration listed on Exhibit C hereto.

1.12.	“EDBS Contribution Date” shall mean the date the EDBS Contribution is consummated.

1.13.	“EIC Trademarks” shall mean those trademarks, trademark registrations and applications for trademark registration listed on Exhibit D hereto.

1.14.	“ETC Trademarks” shall mean those trademarks, trademark registrations and applications for trademark registration listed on Exhibit E hereto.

1.15.	“External Use” shall mean any use that is not an Internal Use.

1.16.	“Intellectual Property” means (a) all U.S. and foreign patents, including all reissues, divisions, continuations, continuations-in-part, reissues, renewals, registrations, reexaminations and extensions thereof arising from and/or claiming priority to any patent and all rights under the International Convention for the Protection of Industrial Property, patent applications, patent rights, trademarks, trademark applications and registrations, trade names, brand names, d/b/a’s, domain names, logos, trade dress, other indicia of origin, copyrights, copyright registrations and applications, database rights, confidential information, trade secrets, proprietary technology, know-how, inventions, discoveries, and improvements, (b) all information and data, whether in printed or electronic form and whether contained in a database or otherwise, including customer lists, (c) all other forms of intellectual property or proprietary rights, (d) claims or causes of action arising out of or related to any infringement, misappropriation or other violation of any of the foregoing, including rights to recover for past, present and future violations thereof, and (e) all goodwill embodied in or related to any of the foregoing.

1.17.	“Internal Use” shall mean any use solely within ECC Group without any communication (written or oral) with any third party that is not a member or employee of the ECC Group.

1.18.	“Person” shall have the meaning set forth in the Separation Agreement.

1.19.	“Receiver Business” shall have the meaning set forth in the Separation Agreement.

1.20.	“Satellite LLC Contribution Date” shall mean the date the Satellite Contribution is consummated.

1.21.	“Satellite LLC Intellectual Property” shall mean those patents, patent applications, trademarks, trademark registrations and applications for trademark registration listed on Exhibit F hereto.

1.22.	“Subsidiary” shall have the meaning set forth in the Separation Agreement.

1.23.	“Third Party” shall mean a Person that is not an Affiliate of any Party hereto.

2.	Assignment of Acquisition LLC Intellectual Property.
2.1.	Prior to the Satellite LLC Contribution Date, Acquisition LLC shall assign to Satellite LLC, all right, title and interest in and to the Acquisition LLC Intellectual Property, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and for all damages arising therefrom and all goodwill associated with, relating to or embodied in any of the foregoing.

2.2.	No later than the Satellite LLC Contribution Date, Acquisition LLC and Satellite LLC shall, at their sole cost and expense, execute and deliver to the Company and ECC the assignment agreements attached hereto as Exhibit G and Exhibit H for the assignment of the Acquisition LLC Intellectual Property to Satellite LLC. Acquisition LLC and Satellite LLC shall take such other actions as are necessary to transfer to, and perfect in, Satellite LLC all right, title and interest in and to the Acquisition LLC Intellectual Property.

2.3.	After the assignment contemplated by Sections 2.1 and 2.2 above has been completed and effective as of the Satellite LLC Contribution Date, Satellite LLC hereby assigns to the Company, all right, title and interest in and to the Acquisition LLC Intellectual Property and the Satellite LLC Intellectual Property, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and for all damages arising therefrom and all goodwill associated with, relating to or embodied in any of the foregoing. Such assignment shall be considered part of the Satellite LLC Contribution.

2.4.	No later than the Satellite LLC Contribution Date, Satellite LLC shall, at its sole cost and expense, execute and deliver to the Company the assignment agreements attached hereto as Exhibit I and Exhibit J for the assignment of the Acquisition LLC Intellectual Property and the Satellite LLC Intellectual Property to the Company. The Company shall then execute and deliver copies of the assignment agreements to ECC. Satellite LLC and the Company shall take such other actions as are necessary to transfer to, and perfect in, the Company all right, title and interest in and to the Acquisition LLC Intellectual Property and the Satellite LLC Intellectual Property.

2.5.	Acquisition LLC and Satellite LLC shall cooperate with the Company in taking such steps as are reasonably requested by the Company in connection with the prosecution and maintenance of any of the Acquisition LLC Intellectual Property and the Satellite LLC Intellectual Property and the enforcement of the Acquisition LLC Intellectual Property and the Satellite LLC Intellectual Property, including signing appropriate documents, providing truthful evidence and sworn testimony and joining as a party to any related lawsuit, all at the Company’s expense for out-of-pocket expenses incurred by Acquisition LLC or Satellite LLC.

3.	Assignment of Echosphere Intellectual Property.
3.1.	Prior to the EDBS Contribution Date, Echosphere shall assign to EDBS, all right, title and interest in and to the Echosphere Intellectual Property, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and all goodwill associated with, relating to or embodied in any of the foregoing.

3.2.	No later than the EDBS Contribution Date, Echosphere and EDBS shall, at their sole cost and expense, execute and deliver to the Company and ECC the assignment agreement attached hereto as Exhibit K for the assignment of the Echosphere Intellectual Property to EDBS. Echosphere and EDBS shall take such other actions as are necessary to transfer to, and perfect in, EDBS all right, title and interest in and to the Echosphere Intellectual Property.

3.3.	After the assignment contemplated by Sections 3.1 and 3.2 above has been completed and effective as of the EDBS Contribution Date, EDBS hereby assigns to ETC, all right, title and interest in and to the Echosphere Intellectual Property, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and for all damages arising therefrom and all goodwill associated with, relating to or embodied in any of the foregoing. Such assignment shall be considered part of the EDBS Contribution.

3.4.	No later than the EDBS Contribution Date, EDBS and ETC shall, at their sole cost and expense, execute and deliver to the Company and ECC the assignment agreement attached hereto as Exhibit L for the assignment of the Echosphere Intellectual Property to ETC. EDBS and ETC shall take such other actions as are necessary to transfer to, and perfect in, ETC all right, title and interest in and to the Echosphere Intellectual Property.

3.5.	It is contemplated that ETC will become a subsidiary of the Company. As such, Echosphere LLC and EDBS shall cooperate with the Company and ETC in taking such steps as are reasonably requested by the Company and ETC in connection with the prosecution and maintenance of any of the Echosphere Intellectual Property and the enforcement of the Echosphere Intellectual Property, including signing appropriate documents, providing truthful evidence and sworn testimony and joining as a party to any related lawsuit, all at Company’s expense for out-of-pocket expenses incurred by the Echosphere LLC and EDBS.
4.	Assignment of ECC Intellectual Property and Assigned ECC IP.
4.1.	Effective as of the ECC Contribution Date, ECC hereby assigns (or, in the case of certain domain names, shall cause members of the ECC Group to assign) to the Company all right, title and interest in and to: (a) the name “ECHOSTAR” and all related trademarks and trademark rights, (b) the ECC Intellectual Property, and (c) the domain names “echostar.com,” “echostarfixedsatellite.com,” “echostar-gov.com,” “meridianaviation.net,” and “satelliteranch.com” and all related website content used exclusively in connection with the Receiver Business, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and all goodwill associated with, relating to or embodied in any of the foregoing (collectively, the “Assigned ECC IP”). Such assignment shall be considered part of the ECC Contribution.
4.2.	No later than the ECC Contribution Date, ECC shall, at its sole cost and expense, execute and deliver to the Company the assignment agreements attached hereto as Exhibit M and Exhibit N for the assignment of the ECC Intellectual Property to the Company. The Company shall then execute and deliver copies of the assignment agreements to ECC. ECC and the Company shall take such other actions as are necessary to transfer to, and perfect in, the Company all right, title and interest in and to the Assigned ECC IP, including the ECC Intellectual Property. ECC and the relevant members of the ECC Group shall provide all necessary assistance and consents required by the applicable domain name registrar to affect the assignment of the domain names included with the Assigned ECC IP to the Company.

4.3.	ECC shall cooperate with the Company in taking such steps as are reasonably requested by the Company, in connection with the prosecution and maintenance of any of the Assigned ECC IP and the enforcement of the Assigned ECC IP, including signing appropriate documents, providing truthful evidence and sworn testimony and joining as a party to any related lawsuit, all at the Company’s expense for out-of-pocket expenses incurred by ECC.

4.4.	No Intellectual Property of ECC or any member of the ECC Group, other than that which is expressly assigned by this Agreement and exclusively used in the Receiver Business, is assigned by this Agreement. All rights, including Intellectual Property rights, not expressly assigned by ECC or any member of the ECC Group herein are specifically reserved.
5. Assignment of ETC Trademarks.
5.1.	It is contemplated that in connection with the reorganization and eventual spin-off of the Company and the Company Group that ETC will be converted from a corporation into a limited liability company. The date on which such conversion in the legal entity status of ETC occurs shall be referred to as the “ETC Conversion Date”. For the avoidance of doubt, the term “ETC” as used herein shall refer to ETC as it currently exists as a corporation and as it may exist as a limited liability company after the ETC Conversion Date.

5.2.	No later than the ETC Conversion Date, ETC shall execute and deliver to ECC all documents required to be filed with the United States Patent and Trademark Office (“USPTO”) to record the change in ETC’s corporate name and status, including copies of all related corporate filings made in ETC’s state of formation. Such filings shall be made with the USPTO by ETC no later than the ETC Conversion Date at its sole cost and expense.

5.3.	Effective as of the ETC Conversion Date, ETC hereby assigns to Orbital, all right, title and interest in and to the ETC Trademarks, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and all goodwill associated with, relating to or embodied in any of the foregoing.

5.4.	No later than the ETC Conversion Date, ETC shall, at its sole cost and expense, execute and deliver to Orbital and ECC the assignment agreement attached hereto as Exhibit O for the assignment of the ETC Trademarks to Orbital. ETC and Orbital shall take such other actions as are necessary to transfer to, and perfect in, Orbital all right, title and interest in and to the ETC Trademarks.

5.5.	It is contemplated that ETC will become a subsidiary of the Company. As such, ETC shall cooperate with ECC and Orbital in taking such steps as are reasonably requested by ECC and Orbital in connection with the prosecution and maintenance of any of the ETC Trademarks and the enforcement of the ETC Trademarks, including signing appropriate documents, providing truthful evidence and sworn testimony and joining as a party to any related lawsuit, all at ECC’s and Orbital’s expense for out-of-pocket expenses incurred by ETC.
6.	Assignment of EIC Trademarks.
6.1.	Effective as of the Effective Date, EIC hereby assigns to ECC, all right, title and interest in and to the EIC Trademarks, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and all goodwill associated with, relating to or embodied in any of the foregoing.

6.2.	No later than the Effective Date, EIC shall, at its sole cost and expense, execute and deliver to ECC the assignment agreement attached hereto as Exhibit O for the assignment of the EIC Trademarks to ECC. EIC and ECC shall take such other actions as are necessary to transfer to, and perfect in, ECC all right, title and interest in and to the EIC Trademarks.

6.3.	It is contemplated that EIC will become a subsidiary of the Company. As such, EIC shall cooperate with ECC in taking such steps as are reasonably requested by ECC in connection with the prosecution and maintenance of any of the EIC Trademarks and the enforcement of the EIC Trademarks, including signing appropriate documents, providing truthful evidence and sworn testimony and joining as a party to any related lawsuit, all at ECC’s expense for out-of-pocket expenses incurred by EIC.
7.	Assignment of EIC Spain Domain Names.
7.1.	Effective as of the Effective Date, EIC Spain hereby assigns to ECC, all right, title and interest in and to the domain names “dish.eu” and “dishnetwork.eu” and all related website content used exclusively in connection with the Consumer Business, including all rights to sue for past, present and future infringements or misappropriations of any of the foregoing and all goodwill associated with, relating to or embodied in any of the foregoing (collectively, the “EIC Spain Domain Names”). EIC Spain and ECC shall take such other actions as are necessary to transfer to, and perfect in, ECC all right, title and interest in and to the EIC Spain Domain Names. EIC Spain shall provide all necessary assistance and consents required by the applicable domain name registrar to affect the assignment of the EIC Domain Names to ECC.
7.2.	It is contemplated that EIC Spain will become a subsidiary of the Company. As such, EIC Spain shall cooperate with ECC in taking such steps as are reasonably requested by ECC in connection with the maintenance of any of the EIC Spain Domain Names and the enforcement of the EIC Spain Domain Names, including signing appropriate documents, providing truthful evidence and sworn testimony and joining as a party to any related lawsuit, all at ECC’s expense for out-of-pocket expenses incurred by EIC Spain.
8.	Assignment of DISH CO Inventions.
8.1.	ECC, through its Affiliate Satellite LLC, currently maintains a docket for its patent, patent applications and related invention disclosures. On such docket are the following entries: (a) “Multiplatform Voting System” (File No. ES-1207), (b) “User Search and Skip of DVR Events Using Closed Captioning” (File No. ES-1210), (c) “Methods of Operating a Multi-Platform Voting System” (File No. ES-1215), and (d) “System and Method for Concurrently Presenting User Selectable and Business Programming” (File No. ES-1216) (collectively, the “DISH CO Inventions”). The inventors of the DISH CO Inventors have yet to execute assignments to their inventions to ECC or an Affiliate of ECC, however, all such assignments shall be made by such inventors to ECC or is designated Affiliate regardless of whether such inventors remain employees of a member of the ECC Group. To the extent such inventors become employees of a member of the Company Group, the Company and the members of the Company Group shall cause such inventors to assign all rights in and to the DISH CO Inventions to ECC or its designated Affiliate and shall take such other actions as are necessary to transfer to, and perfect in, ECC or its designated Affiliate all right, title and interest in and to the DISH CO Inventions. The Company and the members of the Company Group, including their employees, shall cooperate with ECC and its designated Affiliates in taking such steps as are reasonably requested by ECC or its designated Affiliate, in connection with the prosecution and maintenance of any of the DISH CO Inventions and the enforcement of the DISH CO Inventions, including signing appropriate documents, providing truthful evidence and sworn testimony and joining as a party to any related lawsuit, all at ECC’s expense for out-of-pocket expenses incurred by Company or a member of the Company Group.
9.	IBM Cross License.
9.1.	On or about October 2, 2006, ECC and International Business Machines Corporation (“IBM”) entered into a Patent Cross License (the “IBM Cross

License”). The Parties acknowledge and agree that all assignments of rights herein are subject to the rights granted in the IBM Cross License. Therefore, the Company and the Company Group acknowledge and agree that all assignments of Intellectual Property rights to them hereunder are taken subject to the rights and obligations of IBM and ECC respectively under the IBM Cross License.
9.2.	The Company acknowledges that it has received and reviewed the IBM Cross License on its behalf and on behalf of the Company Group. The Company and the Company Group shall abide by the terms of the IBM Cross License so as not to create grounds for IBM to reasonably declare that ECC is in breach of the IBM Cross License.

9.3.	Pursuant to Section 2.8 of the IBM Cross License, ECC and the Company (or a member of the Company Group if appropriate) shall request in writing that IBM grant the royalty-free patent cross license referenced in Section 2.8 of the IBM Cross License to the Company (or a member of the Company Group if appropriate). ECC and the ECC Group shall have no liability should IBM fail to grant the aforementioned license to the Company or another member of the Company Group. The Parties shall exercise commercially reasonable efforts to secure the aforementioned license from IBM in favor of the Company and the Company Group.
10.	Licensing of Certain Intellectual Property.
10.1.	To the extent that there is unregistered Intellectual Property owned by the Company or a member of the Company Group that is (a) not otherwise the subject of an issued patent, pending patent application, or existing invention disclosure which is owned by the Company or a member of the Company Group (or is being assigned to the Company or a member of the Company Group hereunder) and (b) which relates exclusively to or is necessary for the continued conduct of the Consumer Business (“Consumer Business IP”), the Company and the members of the Company Group hereby grant to ECC and the members of the ECC Group a perpetual, royalty-free, worldwide license and right to use, practice, license, and sublicense the Consumer Business IP, but only in connection with the Consumer Business. Such rights may not be used by ECC or the members of the ECC Group to compete or to enable other Persons to compete with the Company or the members of the Company Group in the Receiver Business. This license shall not grant, or entitle ECC or any member of the ECC group to, any rights to any improvements, modifications or derivative works of the Consumer Business IP made by the Company or the members of the Company Group after the Distribution Date.

10.2.	To the extent that there is unregistered Intellectual Property owned by ECC or a member of the ECC Group that is (a) not otherwise the subject of an issued patent, pending patent application, or issued invention disclosure which is owned by ECC or a member of the ECC Group (or is being assigned to the Company or a member of the Company Group hereunder) and (b) which relates exclusively to or is necessary for the continued conduct of the Receiver Business (“Receiver Business IP”), ECC and the members of the ECC Group hereby grant to the Company and the members of the Company Group a perpetual, royalty-free, worldwide license and right to use, practice, license, and sublicense the Receiver Business IP, but only in connection with the Receiver Business. Such rights may not be used by the Company or the members of the Company Group to compete or to enable other Persons to compete with ECC or the members of the ECC Group in the Consumer Business. This license shall not grant or entitle the Company or any member of the Company group to any rights to any improvements, modifications or derivative works of the Receiver Business IP made by ECC or the members of the ECC Group after the Distribution Date.
11.	Transitional Trademark License and Name Change.
11.1.	Effective as of the ECC Contribution Date, Company grants to ECC and the ECC Group a non-exclusive, non-transferable, non-sublicensable, worldwide, limited license (“EchoStar Name License”) to use the name “ECHOSTAR” and the Assigned ECC IP and any similar derivations thereof (collectively, the “EchoStar Names”) as trade names and trademarks in connection with the Consumer Business and in the same manner as the EchoStar Names are used by ECC, the ECC Group and the Company as of the ECC Contribution Date for: (a) External Use for a term beginning on the ECC Contribution Date and ending one (1) year from the Distribution Date and (b) Internal Use for a term beginning on the ECC Contribution Date and ending two (2) years from the Distribution Date.

11.2.	ECC and the ECC Group shall use the EchoStar Names: (a) solely in connection with the types of goods and services offered by ECC, the ECC Group or the Company Group as of the ECC Contribution Date; (b) in accordance with the terms of this Agreement; and (c) in a manner that is consistent with industry standards for quality, but in no event shall the EchoStar Names be used in connection with goods or services that are of a lesser quality than the quality of those goods and services offered as of the ECC Contribution Date by ECC, the ECC Group or the Company Group.

11.3.	ECC and the ECC Group may use the EchoStar Names for External Use for a term beginning on the ECC Contribution Date and ending one (1) year from the Distribution Date for the purpose of eliminating confusion on the part of customers and others and thereafter ECC acknowledges and agrees not to use, and to cause any member of the ECC Group not to use, for External Use, the EchoStar Names as trademarks. ECC acknowledges and agrees that nothing contained in this Agreement shall otherwise restrict the Company from using any name or mark that incorporates the term “ECHOSTAR” or any terms similar thereto or any combinations thereof.
11.4.	The Company acknowledges and agrees not to (and to cause all members of the Company Group not to) make any public or private use of the name or trademark “DISH NETWORK” or any terms confusingly similar thereto or any combinations thereof with other words or phrases and not to use the name “DISH NETWORK” or any other trademark owned by ECC or any member of the ECC Group, in any manner as to be likely to cause confusion, deception or mistake or to suggest that the Company or any members of the Company Group or any product or service offered by any of them are approved, recommended, endorsed, licensed or sponsored by ECC or any member of the ECC Group.
11.5.	Within two (2) years from the Distribution Date, ECC shall (and shall cause any and all members of the Company Group with the term “ECHOSTAR” in their respective names to) change their names so that the new names of ECC and the members of the ECC Group do not contain the term “ECHOSTAR”. ECC and the members of the ECC Group shall make all filings and submissions, at their sole cost and expense, to effectuate the aforementioned name changes.
12.	Consents and Approvals.
12.1.	ECC and the members of the ECC Group who are parties to this Agreement shall use their commercially reasonable efforts to obtain any and all consents and approvals necessary to allow such parties to assign the Acquisition LLC Intellectual Property, the Satellite LLC Intellectual Property, the Echosphere Intellectual Property, and the Assigned ECC IP, including the ECC Intellectual Property, to the Company, or to otherwise grant rights to the Company, as contemplated by this Agreement (the “ECC Required Consents”). The Company shall cooperate with ECC’s and the members of the ECC Group’s reasonable requests to effectuate the transactions contemplated herein, and shall execute any documents requested by ECC or the members of the ECC Group in connection with their efforts to obtain the ECC Required Consents.

12.2.	If an ECC Required Consent is not obtained with respect to certain of the Acquisition LLC Intellectual Property, the Satellite LLC Intellectual Property, the Echosphere Intellectual Property, the Assigned ECC IP, including the ECC Intellectual Property, or any other Intellectual Property rights that are to be granted to the Company Group hereunder after the use of commercially reasonable efforts, then the Acquisition LLC Intellectual Property, the Satellite LLC Intellectual Property, the Echosphere Intellectual Property, the Assigned ECC IP, including the ECC Intellectual Property, or any other such Intellectual Property rights as applicable, shall only be assigned to the extent permitted in the absence of the missing ECC Required Consents. The Parties shall have no further obligations if such ECC Required Consents are withheld.

12.3.	The Company and the members of the Company Group who are parties to this Agreement shall use their commercially reasonable efforts to obtain any and all consents and approvals necessary to allow such parties to assign the ETC Trademarks, EIC Trademarks, EIC Domain Names and the DISH CO Inventions to ECC, or to otherwise grant rights to ECC, as contemplated by this Agreement (the “Company Required Consents”). ECC shall cooperate with the Company’s and the members of the Company Group’s reasonable requests to effectuate the transactions contemplated herein, and shall execute any documents requested by the Company or the members of the Company Group in connection with their efforts to obtain the Company Required Consents.
12.4.	If a Company Required Consent is not obtained with respect to certain of the ETC Trademarks, EIC Trademarks, EIC Domain Names, the DISH CO Inventions or any other Intellectual Property rights that are to be granted to the ECC Group hereunder after the use of commercially reasonable efforts, then the ETC Trademarks, EIC Trademarks, EIC Domain Names, the DISH CO Inventions or any other such Intellectual Property rights as applicable, shall only be assigned to the extent permitted in the absence of the missing Company Required Consents. The Parties shall have no further obligations if such Company Required Consents are withheld.
13.	Provision and Destruction of Certain Materials.
13.1.	Within thirty (30) days from the Distribution Date, the Company and the members of the Company Group shall destroy all copies of marketing materials and documentation in their possession, custody or control, including any envelopes, letterheads, business cards, presentations, advertising, fliers, sales circulars and direct mail packages that contain a trademark owned by ECC or any member of the ECC Group, including the mark “DISH NETWORK” and any other marks confusingly similar thereto.

13.2.	Within one (1) year from the Distribution Date, ECC and the members of the ECC Group shall destroy all copies of marketing materials and documentation in their possession, custody or control, including any envelopes, letterheads, business cards, presentations, advertising, fliers, sales circulars and direct mail packages that contain a trademark owned after the Distribution Date by the Company, including any EchoStar Names.

13.3.	Within thirty (30) days after the Distribution Date, each Party shall destroy all copies of documents or files in its respective possession, custody or control that contain any of the other Parties’ proprietary information or Intellectual Property that has not been assigned to such Party under this Agreement; provided, that for any given document of file any Party at its option may instead indelibly and completely redact any of said proprietary information of the other Parties so long as such Party notifies the other Parties of such actions and retention of the aforementioned types of documents and files.

13.4.	As of the Distribution Date, except as otherwise provided in the Transition Services Agreement, the Company and the members of the Company Group shall no longer receive any licenses or rights to use any hardware, software or other Intellectual Property based on ECC’s or any member of the ECC Group’s agreements or licenses with Third Parties.

14.	Representations and Warranties.
14.1.	THE ACQUISITION LLC INTELLECTUAL PROPERTY, THE SATELLITE LLC INTELLECTUAL PROPERTY, THE ECHOSPHERE INTELLECTUAL PROPERTY, THE ASSIGNED ECC IP, INCLUDING THE ECC INTELLECTUAL PROPERTY, THE ETC TRADEMARKS, THE EIC TRADEMARKS, THE EIC SPAIN DOMAIN NAMES AND THE DISH CO INVENTIONS, ARE PROVIDED “AS IS” PURSUANT TO THIS AGREEMENT. EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, NO PARTY MAKES ANY WARRANTIES ON ANY KIND AND THIS AGREEMENT EXPRESSLY EXCLUDES, AND THE PARTIES HEREBY RESPECTIVELY DISCLAIM, ANY AND ALL WARRANTIES, WHETHER EXPRESS OR IMPLIED, ORAL OR WRITTEN, STATUTORY OR OTHERWISE, INCLUDING: (A) ANY WARRANTY THAT THE ACQUISITION LLC INTELLECTUAL PROPERTY, THE SATELLITE LLC INTELLECTUAL PROPERTY, THE ECHOSPHERE INTELLECTUAL PROPERTY, THE ASSIGNED ECC IP, INCLUDING THE ECC INTELLECTUAL PROPERTY, THE ETC TRADEMARKS, THE EIC TRADEMARKS, THE EIC SPAIN DOMAIN NAMES AND THE DISH CO INVENTIONS, ARE ERROR FREE OR SECURE, WILL OPERATE WITHOUT INTERRUPTION, OR ARE COMPATIBLE WITH ALL EQUIPMENT AND SOFTWARE CONFIGURATIONS; (B) ANY WARRANTY OF MERCHANTABILITY OR WARRANTY ARISING OUT OF CUSTOM OR USAGE IN TRADE; (C) ANY WARRANTY OF FITNESS FOR A PARTICULAR PURPOSE; AND (D) ANY WARRANTY OF NON-INFRINGEMENT OR VALIDITY.

14.2.	EXCEPT AS EXPRESSLY PROVIDED FOR IN THIS AGREEMENT, NO PARTY OR ITS RESPECTIVE REPRESENTATIVES SHALL BE LIABLE TO THE OTHER PARTIES, OR ANY THIRD PARTY, FOR ANY CONSEQUENTIAL, INCIDENTAL, SPECIAL, INDIRECT, PUNITIVE, OR EXEMPLARY DAMAGES ARISING OUT OF OR RELATED TO THIS AGREEMENT, THE ACQUISITION LLC INTELLECTUAL PROPERTY, THE SATELLITE LLC INTELLECTUAL PROPERTY, THE ECHOSPHERE INTELLECTUAL PROPERTY, THE ASSIGNED ECC IP, INCLUDING THE ECC INTELLECTUAL PROPERTY, THE ETC TRADEMARKS, THE EIC TRADEMARKS, THE EIC SPAIN DOMAIN NAMES AND THE DISH CO INVENTIONS, OR ANY ELEMENTS OF ANY OF THE FOREGOING, OR OTHERWISE, INCLUDING DAMAGES FOR LOSS OF PROFITS, BUSINESS INTERRUPTION, LOSS OF DATA, COSTS OF PROCUREMENT OF SUBSTITUTE GOODS OR SERVICES OR FOR ANY CLAIM OR DEMAND AGAINST SUCH PARTY BY ANY OTHER PARTY, OR OTHER PECUNIARY LOSS, EVEN IF SUCH PARTY HAS BEEN ADVISED OF OR KNOWS OF THE POSSIBILITY OF SUCH DAMAGES.
15.	Term and Termination.

15.1.	This Agreement is effective as of the Effective Date and will continue in perpetuity, unless sooner terminated as set forth below.

15.2.	Any Party may, in addition, and without prejudice to any other rights or remedies it may have, terminate this Agreement as follows:
(a)	Except as otherwise provided herein, by a Party for any material breach of this Agreement by any other Party that is not cured within thirty (30) days of receipt by the Party in default of a notice specifying the breach and requiring its cure; or

(b)	By a Party, immediately upon written notice, if (i) all or a substantial portion of the assets of any other Party are transferred to an assignee for the benefit of creditors, to a receiver, or to a trustee in bankruptcy; (ii) a proceeding is commenced by or against the other Party for relief under bankruptcy or similar laws; or (iii) any other Party is adjudged bankrupt.
15.3.	Sections 9.2, 11.3, 11.4, and 15.3 and Articles 14, 16, 17, and 18 of this Agreement shall survive the termination of this Agreement as shall all assignments of Intellectual Property that have occurred prior to the effective date of termination.
16.	Confidentiality.
16.1.	Each Party hereto agrees that the specific terms and conditions of this Agreement and any information conveyed or otherwise received by or on behalf of a Party hereto in conjunction herewith are confidential and are subject to the terms of the confidentiality provisions set forth in Section 4.5 of the Separation Agreement.
17.	No Agency Relationship.
17.1.	Each of the Parties, in performance of this Agreement, is acting as an independent contractor to the other Parties, and not as a partner, joint venturer or agent, nor do the Parties intend to create by this Agreement an employer-employee relationship. Each Party retains control over its personnel, and the employees of one Party shall not be considered employees of the other Parties. No Party will be bound by any representation, act or omission of the other Parties. No Party has any right, power or authority to create any obligation, express or implied, on behalf of the other Parties.
18.	Miscellaneous.
18.1.	This Agreement, including the Exhibits hereto and the sections of the Separation Agreement referenced herein, constitutes the entire agreement between the Parties hereto with respect to the subject matter contained herein, and supersedes all prior agreements, negotiations, discussions, understandings, writings and commitments between the Parties hereto with respect to such subject matter.

18.2.	This Agreement and the legal relations between the Parties hereto shall be governed by and construed in accordance with the laws of the State of New York, without regard to the conflict of laws rules thereof to the extent such rules would require the application of the law of another jurisdiction. The state or federal courts located within the State of New York, County of New York shall have exclusive jurisdiction over any and all disputes between the Parties hereto, whether in law or equity, arising out of or relating to this Agreement or the agreements, instruments and documents contemplated hereby, or the Acquisition LLC Intellectual Property, the Echosphere Intellectual Property, or the Assigned ECC IP, including the ECC Intellectual Property, and the Parties hereto consent to and agree to submit to the exclusive jurisdiction of such courts. Each of the Parties hereto hereby waives and agrees not to assert in any such dispute, to the fullest extent permitted by Applicable Law, any claim that (a) such Party is not personally subject to the jurisdiction of such courts, (b) such Party and such Party’s property is immune from any legal process issued by such courts or (iii) any litigation or other proceeding commenced in such courts is brought in an inconvenient forum. The Parties hereto hereby agree that mailing of process or other papers in connection with any such action or proceeding in the manner provided in Section 18.10, or in such other manner as may be permitted by Applicable Law, shall be valid and sufficient service thereof and hereby waive any objections to service accomplished in the manner herein provided.
18.3.	EACH PARTY TO THIS AGREEMENT HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT THAT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED IN THIS AGREEMENT (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY) OR THE ACQUISITION LLC INTELLECTUAL PROPERTY, THE ECHOSPHERE INTELLECTUAL PROPERTY, OR THE ASSIGNED ECC IP, INCLUDING THE ECC INTELLECTUAL PROPERTY. EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.3.

18.4.	This Agreement shall not be amended, modified or supplemented except by a written instrument signed by an authorized representative of each of the Parties hereto.

18.5.	Any term or provision of this Agreement may be waived, or the time for its performance may be extended, by the Party or the Parties hereto entitled to the benefit thereof. Any such waiver shall be validly and sufficiently given for the purposes of this Agreement if, as to any Party hereto, it is in writing signed by an authorized representative of such Party. The failure of any Party hereto to enforce at any time any provision of this Agreement shall not be construed to be a waiver of such provision, or in any way to affect the validity of this Agreement or any part hereof or the right of any Party hereto thereafter to enforce each and every such provision. No waiver of any breach of this Agreement shall be held to constitute a waiver of any other or subsequent breach.
18.6.	Wherever possible, each provision hereof shall be interpreted in such a manner as to be effective and valid under Applicable Law, but in case any one or more of the provisions contained herein shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, such provision or provisions shall be ineffective to the extent, but only to the extent, of such invalidity, illegality or unenforceability without invalidating the remainder of such provision or provisions or any other provisions hereof, unless such a construction would be unreasonable.

18.7.	This Agreement may be executed in two or more counterparts, each of which shall be deemed an original instrument, but all of which shall be considered one and the same agreement, and shall become binding when one or more counterparts have been signed by and delivered to each of the Parties hereto.

18.8.	This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their successors and permitted assigns; provided, however, that the rights and obligations of each of the Parties hereto under this Agreement shall not be assignable by such Parties without the prior written consent of the other Parties. The successors and permitted assigns hereunder shall include any permitted assignee as well as the successors in interest to such permitted assignee (whether by merger, liquidation (including successive mergers or liquidations) or otherwise).

18.9.	Except to the extent otherwise provided in this Agreement, the provisions of this Agreement are solely for the benefit of the Parties hereto and their respective Affiliates, successors and permitted assigns and shall not confer upon any Third Party any remedy, claim, liability, reimbursement or other right in excess of those existing without reference to this Agreement.

18.10.	All notices, demands, requests, consents, approvals or other communications required or permitted to be given hereunder or which are given with respect to this Agreement shall be in writing and shall be personally served, delivered by reputable courier service with charges prepaid, or transmitted by hand delivery, telegram, telex or facsimile, addressed as set forth below, or to such other address as such Party shall have specified most recently by written notice. Notice shall be deemed given on the date of service or transmission if personally served or transmitted by telegram, telex or facsimile. Notice otherwise sent as provided herein shall be deemed given on the next Business Day following delivery of such notice to a reputable air courier service.

If to the Company, ETC, EIC, or EIC Spain to:
Attention:
Telephone: ( )
Fax: ( )
If to ECC, Acquisition LLC, Echosphere, EDBS, Satellite LLC or Orbital to:
Attention:
Telephone: ( )
Fax: ( )
18.11.	Neither ECC nor the Company (nor any member of the ECC Group or the Company Group) shall, without the approval of the other, make any press release or other public announcement concerning the transactions contemplated by this Agreement, except as and to the extent that either party hereto shall be so obligated by Applicable Law or the rules of any regulatory body, stock exchange or quotation system, in which case the other Parties hereto shall be advised and the Parties hereto shall use commercially reasonable efforts to cause a mutually agreeable release or announcement to be issued; provided, however, that the foregoing shall not preclude communications or disclosures necessary to implement the provisions of this Agreement or to comply with Applicable Law, accounting and SEC disclosure obligations or the rules of any stock exchange.

18.12.	Notwithstanding any other provision of this Agreement, no individual who is a stockholder, director, employee, officer, agent, member or representative of the Company, ECC, or a member of the ECC Group who is a Party, in its capacity as such, shall have any liability in respect of or relating to the covenants or obligations of such Party under this Agreement and, to the fullest extent legally permissible, each of the Company, ECC, and the members of the ECC Group who are Parties, for itself and its respective stockholders, directors, employees, officers and Affiliates, waives and agrees not to seek to assert or enforce any such liability that any such Person otherwise might have pursuant to Applicable Law.

18.13.	This Agreement shall be deemed to be the joint work product of the Parties and any rule of construction that a document shall be interpreted or construed against a drafter of such document shall not be applicable.

18.14.	Each Party acknowledges that a material breach of its obligations under this Agreement would cause irreparable damage to the other Parties, as applicable, the exact amount of which would be difficult to ascertain, and that the remedies at law and monetary damages for any such breach would be inadequate. Accordingly, in the event of any action taken or threatened by any Party hereunder that, if taken, would constitute a material breach of its obligations under this Agreement, the other Parties and their respective successors and assigns, as applicable, are entitled to injunctive or other relief and/or a decree for specific performance, without the posting of any bond or other security, in addition to any other remedies it may have for damages or otherwise.
18.15.	The article, section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.
Signatures on the Following Page.

     IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed by their duly authorized representatives as of the Effective Date.

ECHOSTAR COMMUNICATIONS CORPORATION		ECHOSTAR HOLDING CORPORATION

By:		By:

	Name:		Name:
	Title:		Title:

ECHOSTAR ACQUISITION L.L.C.		ECHOSPHERE L.L.C.

By:		By:

	Name:		Name:
	Title:		Title:

ECHOSTAR DBS CORPORATION		ECHOSTAR SATELLITE L.L.C.

By:		By:

	Name:		Name:
	Title:		Title:

ECHOSTAR INTERNATIONAL CORPORATION		ECHOSTAR TECHNOLOGIES CORPORATION

By:		By:

	Name:		Name:
	Title:		Title:

EIC SPAIN SL		ECHOSTAR ORBITAL CORPORATION

By:		By:

	Name:		Name:
	Title:		Title:
Signature Page to Intellectual Property Matters Agreement